SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported): November 12, 1998

                                STORAGE USA, INC.
               (Exact name of registrant as specified in charter)

   Tennessee                      001-12910                     62-1251239
   ---------                      ---------                     ----------
(State or other                  (Commission                   (IRS Employer
 jurisdiction of                 File Number)               Identification No.)
 incorporation)

         165 Madison Avenue, Suite 1300
              Memphis, Tennessee                           38103
   ----------------------------------------              ----------
   (Address of principal executive offices)              (Zip Code)




Registrant's telephone number, including area code:        (901) 252-2000
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

                        Exhibit Index appears on Page 4.

                      INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events.

         On November 12, 1998, SUSA Partnership, L.P., the Registrant's operating subsidiary (the "Partnership"), privately placed $65 million of 8 7/8% Series A Cumulative Redeemable Preferred Partnership Units (the "Units") of the Partnership. The Partnership has the right to redeem the Units after November 1, 2003 at the original capital contribution plus the cumulative priority return to the redemption date, to the extent not previously distributed. The Units are exchangeable, on a one-for-one basis, for shares of the Registrant's 8 7/8% Series A Cumulative Redeemable Preferred Stock on or after November 1, 2008 (or earlier upon the occurrence of certain events) at the option of 51% of the holders of the Units.

         Additional information with respect to the transaction described herein is set forth in the exhibits hereto, which are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

a)       Financial Statements.

              None

b)       Pro Forma Financial Information.

              None


c)   Exhibits.

                           Number           Exhibit
                           ------           -------

                           3.1 Articles of Amendment to the Amended Charter of Storage USA, Inc., designating and fixing the rights and preferences of the 8 7/8% Series A Cumulative Redeemable Preferred Stock, as filed with the Secretary of State of the State of Tennessee on November 12, 1998.

                           10.1 Fourth Amendment to the Second Amended and Restated Agreement of Limited Partnership of SUSA Partnership, L.P., dated November 12, 1998, establishing the 8 7/8% Series A Cumulative Redeemable Preferred Units of Partnership Interest and fixing distribution and other preferences and rights of such units.

                           10.2 Registration Rights Agreement, dated as of November 12, 1998, by and between Storage USA, Inc. and Greene Street 1998 Exchange Fund, L.P.


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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     STORAGE USA, INC.



Date: November 20, 1998              By: /s/ John W. McConomy
                                        -------------------------------------
                                         John W. McConomy
                                         Executive Vice President and General
                                         Counsel

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
                                  EXHIBIT INDEX

Number                           Exhibit
------                           -------

   3.1 Articles of Amendment to the Amended Charter of Storage USA, Inc., designating and fixing the rights and preferences of the 8 7/8% Series A Cumulative Redeemable Preferred Stock, as filed with the Secretary of State of the State of Tennessee on November 12, 1998.

   10.1 Fourth Amendment to the Second Amended and Restated Agreement of Limited Partnership of SUSA Partnership, L.P., dated November 12, 1998, establishing the 8 7/8% Series A Cumulative Redeemable Preferred Units of Partnership Interest and fixing distribution and other preferences and rights of such units.

   10.2 Registration Rights Agreement, dated as of November 12, 1998, by and between Storage USA, Inc. and Greene Street 1998 Exchange Fund, L.P.


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